                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                            -----------------------

               Date of Report (Date of earliest event reported):
                               February 17, 2000


                                USX Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    1-5153                    25-0996816
     ---------------             -------------              ------------------
     (State or other              (Commission                 (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation)

 600 Grant Street, Pittsburgh, PA                              15219-4776
-----------------------------------------                      ----------
 (Address of principal executive offices)                      (Zip Code)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 5.  Other Events

       The audited Financial Statements and Supplementary Data for USX Corporation for the fiscal year ended December 31, 1999, reports of the independent accountants and Financial Data Schedule are filed herewith.



Item 7.  Financial Statements and Exhibits

(c)  Exhibits

       23.   Consent of PricewaterhouseCoopers LLP

       27.   Financial Data Schedule

       99.1  USX Consolidated Financial Statements

       99.2  Marathon Group Financial Statements

       99.3  U. S. Steel Group Financial Statements



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By    /s/  Kenneth L. Matheny
     ------------------------------
     Kenneth L. Matheny
     Vice President and Comptroller



Dated:  February 17, 2000

               USX


          Index to Financial Statements and Supplementary Data

                                                                          Page
                                                                          ----
          USX Consolidated...............................................  U-1

          Marathon Group.................................................  M-1

          U. S. Steel Group..............................................  S-1